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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 29, 2012

Uranium Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

405 State Highway 121 Bypass,
Building A, Suite 110 Lewisville, TX		75067
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:
 (972) 219-3330

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01 Completion of Acquisition or Disposition of Assets.

        On August 31, 2012, Uranium Resources, Inc., a Delaware corporation ("URI"), completed the merger transaction contemplated by the Agreement and Plan of Merger dated March 1, 2012 (the "Merger Agreement") by and among URI, Neutron Energy, Inc., a Nevada corporation ("Neutron") and URI Merger Corporation, a Nevada corporation and an indirect wholly-owned subsidiary of URI ("Merger Sub"). Pursuant to the terms of the Merger Agreement, at the effective time (the "Effective Time"), Merger Sub merged with and into Neutron (the "Merger"), with Neutron continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of URI.

        At the Effective Time, each share of Neutron's common stock ("Neutron Common Stock") (other than dissenting shares or shares held by URI or its subsidiaries) ceased to be outstanding and was converted into the right to receive 0.0643 shares of URI's common stock, $0.001 par value per share, with approximately 3,837,061 shares of URI common stock being issued to former Neutron stockholders in the aggregate (assuming no issuance of additional shares of URI common stock in respect of fractional shares). No fractional shares of URI common stock will be issued. To the extent that an outstanding share of Neutron common stock would otherwise have become a fractional share of URI common stock, the holder thereof, upon presentation of such fractional interest represented by an appropriate certificate for Neutron common stock to the exchange agent, will receive a full share of URI common stock therefor if the fractional interest is equal to or greater than 0.5 and no payment in cash, shares or otherwise for a fractional interest that is less than 0.5.

        In connection with the closing of the Merger, on August 31, 2012, Resource Capital Fund V L.P. ("RCF") purchased 24,638,673 shares of URI common stock for $20 million, which was used to partially repay a loan payable to RMB Australia Holdings Limited ("RMB") by Neutron. The remainder of Neutron's debt owed to RMB was converted into 8,361,327 shares of URI common stock, resulting in URI acquiring Neutron on a debt-free basis. In addition, URI issued 162,939 shares of URI common stock to Roth Capital Partners, LLC ("Roth"), Neutron's financial advisor, to satisfy certain obligations incurred by Neutron in connection with the Merger.

        The requisite stockholder votes were received at the Neutron special meeting of stockholders held on August 23, 2012 and the URI special meeting of stockholders held on August 29, 2012.

        The issuance of URI's common stock to Neutron stockholders in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to URI's registration statement on Form S-4 (File No. 333-181400) initially filed by URI on May 14, 2012, as amended June 22, 2012 and which became effective on June 29, 2012 (the "Form S-4"). The Form S-4, including the joint proxy statement/prospectus included therein, contains additional information about the Merger Agreement, the Merger and the related transactions, and is incorporated herein by reference.

        A copy of the press release, dated September 4, 2012, announcing the completion of the Merger and related transactions is furnished as Exhibit 99.1 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

        On August 29, 2012, URI held its duly called special meeting of stockholders (the "Special Meeting") for which the Board of Directors solicited proxies. At the Special Meeting, the stockholders of URI voted on the following proposal which is more fully described in the joint proxy statement/prospectus included in the Form S-4:

1)
A proposal to approve, as required by Rule 5635 of the NASDAQ Manual, the issuance of 37,000,000 shares of URI common stock (the "URI Stock Issuance") in connection with the Merger contemplated by the Merger Agreement.

        Holders of 36,618,329 shares of common stock, representing approximately 34.4% of URI's issued and outstanding shares of common stock as of the record date, were present in person or by proxy at the Special Meeting. The final voting results on each of the matters submitted to a vote of stockholders at the Special Meeting were as follows:

1)
The URI Stock Issuance was approved based on the following votes:

For	Against	Abstain
35,109,878	1,441,029	67,422

        Since sufficient votes were received to approve proposal 1, it was not necessary to adjourn the Special Meeting in order to solicit additional proxies. Accordingly, a proposal to adjourn the Special Meeting was not moved or voted on at the Special Meeting.

Item 8.01 Other Events.

        On September 4, 2012, URI issued a press release relating to the completion of the Merger and related transactions. A copy of that press release is furnished as Exhibit 99.1 hereto.

        URI is hereby filing, as Exhibit 99.2 hereto, portions of the Form S-4 relating to the business and properties of Neutron to accommodate their incorporation by reference into URI's existing and future registration statements on Forms S-3 and S-8.

Item 9.01 Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired. The financial statements required by Rule 3-05 of Regulation S-X were previously reported in the Form S-4 (File No. 333-181400), which became effective on June 29, 2012, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

(b)
Pro Forma Financial Information. The pro forma financial statements required by Article 11 of Regulation S-X were previously reported in the Form S-4 (File No. 333-181400), which became effective on June 29, 2012, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

(d)
Exhibits

Exhibit 2.1:	Agreement and Plan of Merger, dated as of March 1, 2012, by and among Uranium Resources, Inc., URI Merger Corporation and Neutron Energy, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed March 7, 2012)
Exhibit 23.1:	Consent of Broad Oak Associates
Exhibit 99.1:	Press Release dated September 4, 2012
Exhibit 99.2:	Excerpts from URI's registration statement on Form S-4 (File No. 333-181400) relating to the business and properties of Neutron Energy, Inc.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.
Dated: September 5, 2012	By:	/s/ THOMAS H. EHRLICH Name: Thomas H. Ehrlich Title: Vice President and Chief Financial Officer

 Exhibit Index

Exhibit Number	Description
Exhibit 2.1:	Agreement and Plan of Merger, dated as of March 1, 2012, by and among Uranium Resources, Inc., URI Merger Corporation and Neutron Energy, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed March 7, 2012)
Exhibit 23.1:	Consent of Broad Oak Associates
Exhibit 99.1:	Press Release dated September 4, 2012
Exhibit 99.2:	Excerpts from URI's registration statement on Form S-4 (File No. 333-181400) relating to the business and properties of Neutron Energy, Inc.

QuickLinks

  Item 2.01 Completion of Acquisition or Disposition of Assets.
  Item 5.07 Submission of Matters to a Vote of Security Holders.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index